Exhibit 10.21

EXECUTION COPY

SALE PARTICIPATION AGREEMENT

October 4, 2004

To:   The Person whose name is
set forth on the signature page hereof

Dear Sir or Madam:

You have entered into a Management Stockholder’s Agreement, dated as of the date hereof, between Jostens Holding Corp., a Delaware corporation (the “Company”), and you (the “Stockholder’s Agreement”) relating to (i) the granting to you by the Company of (x) an Option (as defined in the Stockholder’s Agreement) to purchase shares of Class A common stock, par value $0.01 per share, of the Company (the “Class A Common Stock”) and (y) Restricted Stock (as defined in the Stockholder’s Agreement) and (ii) the purchase by you of the Purchased Stock (as defined in the Stockholder’s Agreement).  The undersigned, Fusion Acquisition LLC, a Delaware limited liability company (“Fusion”) and DLJ Merchant Banking Partners III, L.P., DLJ Offshore Partners III-1, C.V., DLJ Offshore Partners III-2, C.V., DLJ Offshore Partners III, C.V., DLJ MB Partners III GmbH & Co. KG, Millennium Partners II, L.P. and MBP III Plan Investors, L.P. (collectively, the “DLJMB Funds” and, Fusion and the DLJMB Funds, each an “Investor” and together Fusion and the DLJMB Funds, the “Investors”) hereby agrees with you as follows, effective upon such grant of an Option:

1.               (a)          In the event that at any time Fusion (together with any of its affiliates, to the extent provided for in Paragraph 8 hereof, the “Selling Investors”) proposes to sell for cash or any other consideration any shares of Class A Common Stock or Class C common stock, par value $0.01 per share, of the Company (the “Class C Common Stock” and, together with the Class A Common Stock, the “Common Stock”) owned by it, in any transaction other than a Public Offering (as defined in the Stockholder’s Agreement) or a sale to an affiliate of the Selling Investors, the Selling Investors will notify you or your Management Stockholder’s Estate or Management Stockholder’s Trust (as such terms are defined in the Stockholder’s Agreement, and collectively with you, the “Management Stockholder Entities”), as the case may be, in writing (a “Notice”) of such proposed sale (a “Proposed Sale”) and the material terms of the Proposed Sale as of the date of the Notice (the “Material Terms”) promptly, and in any event not less than 15 days prior to the consummation of the Proposed Sale and not more than five days after the execution of the definitive agreement relating to the Proposed Sale, if any (the “Sale Agreement”).

(b)                                 If at any time Fusion and any of its affiliates no longer own any shares of Common Stock, the term “Selling Investors” shall thereafter refer to the DLJMB Funds and any of its affiliates, to the extent provided in Section 8 hereof.

(c)                                  If, within 10 days after the Management Stockholder Entities’ receipt of Notice under Section 1(a) or 1(b), the Selling Investors receive from the Management

Stockholder Entities a written request (a “Request”) to include Common Stock held by the Management Stockholder Entities in the Proposed Sale (which Request shall be irrevocable unless (a) there shall be a material adverse change in the Material Terms or (b) if otherwise mutually agreed to in writing by the Management Stockholder Entities, and the Selling Investor), the Common Stock held by you will be so included as provided herein; provided that only one Request, which shall be executed by the Management Stockholder Entities, may be delivered with respect to any Proposed Sale for Common Stock held by the Management Stockholder Entities.  Promptly after the execution of the Sale Agreement, the Selling Investors will furnish the Management Stockholder Entities with a copy of the Sale Agreement, if any.

2.               (a)          The number of shares of Common Stock which the Management Stockholder Entities will be permitted to include in a Proposed Sale pursuant to a Request will be the product of (i) the sum of the number of shares of Common Stock then owned by the Management Stockholder Entities (and held pursuant to the Stockholder’s Agreement) plus all shares of Common Stock which you are then entitled to acquire under any unexercised portion of the Option, to the extent such Option is then exercisable or would become exercisable as a result of the consummation of the Proposed Sale, multiplied by (ii) a fraction (A) the numerator of which shall be the aggregate number of shares of Common Stock proposed to be purchased by the buyer in the Proposed Sale and (B) the denominator of which shall be the total number of shares of Common Stock owned, or which would be owned upon exercise of any exercisable Options (to the extent any such Options are then exercisable or would be exercisable as a result of the consummation of the Proposed Sale), by the Selling Investors, the Management Stockholder Entities and other holders of shares of Common Stock who have been granted the same rights granted to the Management Stockholder Entities to participate in the Proposed Sale (an “Eligible Holder”), as the case may be.  If the number of shares of Common Stock that the Management Stockholder is permitted to include in a Request pursuant to this Section 2(a) is limited by the fact that the Options are not exercisable at the time of such Proposed Sale, then at such time as the Options become exercisable (in whole or in part) and at any time thereafter, the Management Stockholder shall be entitled to either (x) include in a subsequent Proposed Sale or (y) immediately and at any time after such Options become so exercisable, sell to any person or entity (subject to all applicable securities laws), such additional number of shares of Common Stock as the Management Stockholder could have otherwise sold at the time of the prior Proposed Sale.

(b)                              If one or more Eligible Holders elect not to include the maximum number of shares of Common Stock which such holders would have been permitted to include in a Proposed Sale pursuant to Paragraph 2(a) (such non-included shares, the “Eligible Shares”), then each of the Selling Investors, or the remaining Eligible Holders, or any of them, will have the right to sell in the Proposed Sale a number of additional shares of their Common Stock equal to their pro rata portion of the number of Eligible Shares, based on the relative number of shares of Common Stock then held by each such holder plus all shares of Common Stock which each such holder would then be entitled to acquire under any unexercised portion of the Option, to the extent such Option is then exercisable or would become exercisable as a result of the consummation of the Proposed Sale, and such additional shares of Common Stock which any such holder or holders propose to sell shall not be included in any calculation made pursuant to Paragraph 2(a) for the purpose of determining the number of shares of Common Stock which the Management Stockholder Entities will be permitted to include in a Proposed Sale.  The Selling

Investors, or any of them, will have the right to sell in the Proposed Sale additional shares of Common Stock owned by them equal to the number, if any, of remaining Eligible Shares which will not be included in the Proposed Sale pursuant to the foregoing.

3.               Except as may otherwise be provided herein, shares of Common Stock subject to a Request will be included in a Proposed Sale pursuant hereto and in any agreements with purchasers relating thereto on the same terms and subject to the same conditions applicable to the shares of Common Stock which the Selling Investors propose to sell in the Proposed Sale.  Such terms and conditions shall include, without limitation:  the pro rata reduction of the number of shares of Common Stock to be sold by the Selling Investors, the Management Stockholder Entities and any Eligible Holders to be included in the Proposed Sale if required by the party proposing such Sale; the sale price; the payment of fees, commissions and expenses; the provision of, and representation and warranty as to, information reasonably requested by the Selling Investors covering matters regarding the Management Stockholder Entities’ ownership of shares; and the provision of requisite indemnification; provided that any indemnification provided by the Management Stockholder Entities shall be pro rata in proportion with the number of shares of Common Stock to be sold.

4.               Upon delivering a Request, the Management Stockholder Entities will, if requested by the Selling Investors, execute and deliver a custody agreement and power of attorney in form and substance reasonably satisfactory to the Selling Investors with respect to the shares of Common Stock which are to be sold by the Management Stockholder Entities pursuant hereto (a “Custody Agreement and Power of Attorney”).  The Custody Agreement and Power of Attorney will contain customary provisions and will provide, among other things, that the Management Stockholder Entities will deliver to and deposit in custody with the custodian and attorney-in-fact named therein a certificate or certificates (if such shares are certificated) representing such shares of Common Stock (duly endorsed in blank by the registered owner or owners thereof) and irrevocably appoint said custodian and attorney-in-fact as the Management Stockholder Entities’ agent and attorney-in-fact with full power and authority to act under the Custody Agreement and Power of Attorney on the Management Stockholder Entities’ behalf with respect to the matters specified therein.

5.               The Management Stockholder Entities’ right pursuant hereto to participate in a Proposed Sale shall be contingent on the Management Stockholder Entities’ strict compliance with each of the provisions hereof and the Management Stockholder Entities’ respective willingness to execute such documents in connection therewith as may be reasonably requested by the Selling Investors.

6.               (a)  If (i) an Investor owns shares of Common Stock in an amount that is equal to or exceeds 65% of the then issued and outstanding (after taking into account any options that will be accelerated as a result of the transaction) Common Stock (such Investor the “Lead Investor”), (ii) the Lead Investor proposes to transfer at least 50.1% of the issued and outstanding Common Stock (after taking into account any options that will be accelerated as a result of the transaction) in a bona fide arm’s length transaction to a person not Affiliated (as defined in the Stockholders Agreement, dated as of October 4, 2004, among the Company, Fusion and the DLJMB Funds (the “Investor Stockholders Agreement”) with the Lead Investor and (iii) if at such time the other Investor or its affiliates own shares of Common Stock, the Lead Investor also exercises its “drag along” right under Section 3.5 of the Investor Stockholders Agreement with respect to shares of Common Stock owned by the other Investor or its affiliates, then if requested by the Lead Investor, the Management Stockholder Entities shall be required to sell the same percentage of their shares of Common Stock as the Lead Investor is selling in the transaction (such transaction, a “Drag Transaction”); provided, however, that in such event, the order in which the shares of Common Stock held by the Management Stockholder Entities shall be required to be sold shall be: first, any shares of Common Stock then held by the Management Stockholder Entities that constitutes Restricted Stock (as defined in the Stockholder’s Agreement); second, any shares of Common Stock then held by the Management Stockholder Entities that constitutes Purchased Stock (as defined in the Stockholder’s Agreement); and third, any shares of Common Stock acquired pursuant to the exercise of any exercisable Options.

(b)                                 Shares of Common Stock held by the Management Stockholder Entities included in a Drag Transaction will be included in any agreements with purchasers relating thereto on the same terms and subject to the same conditions applicable to the shares of Common Stock which the Lead Investor propose to sell in the Dragged Transaction.  Such terms and conditions shall include, without limitation:  the pro rata reduction of the number of shares of Common Stock to be sold by the Lead Investor, the other Investor and the Management Stockholder Entities to be included in the Drag Transaction if required by the party proposing such Drag Transaction; the sale price; the payment of fees, commissions and expenses; the provision of, and representation and warranty as to, information reasonably requested by the Lead Investor covering matters regarding the Management Stockholder Entities’ ownership of shares; and the provision of requisite indemnification; provided that any indemnification provided by the Management Stockholder Entities shall be pro rata in proportion with the number of shares of Common Stock to be sold.

(c)                                  In the event of a transaction which results in a Change in Control (as defined in the Stockholder’s Agreement) but is not a Drag Transaction in which the Lead Investor has exercised its rights pursuant to Section 6(a) or the Management Stockholder Entities have exercised their rights pursuant to Section 1 (a “Proposed Transaction”), you agree on behalf of the Management Stockholder Entities, to bear your pro rata share of any fees, commissions, adjustments to purchase price, expenses or indemnities borne by the Selling Investors.

(d)                                 Your pro rata share of any amount to be paid pursuant to Paragraph 3 or 6(c) shall be based upon the number of shares of Common Stock intended to be transferred by the Management Stockholder Entities plus the number of shares of Common Stock you would have the right to acquire under any unexercised portion of the Option which is then vested or would become vested as a result of the Proposed Sale or Proposed Transaction, assuming that you receive a payment in respect of such Option.

7.               The obligations of the Selling Investors hereunder shall extend only to the Management Stockholder Entities, and none of the Management Stockholder Entities’ successors or assigns shall have any rights pursuant hereto.

8.               If the Selling Investors or any of them transfer any of their interests in the Company to an affiliate of any of the Selling Investors, such affiliate shall assume the obligations hereunder of the Selling Investors.

9.               This Agreement shall terminate and be of no further force and effect on the fifth anniversary of the first occurrence of a Public Offering (as defined in the Stockholder’s Agreement).

10.         All notices and other communications required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed facsimile if sent during normal business hours of the recipient, if not, then on the next business day, provided that a copy of such notice is also sent via nationally recognized overnight courier, specifying next day delivery, with written verification of receipt, (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid or (d) one (1) business day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt.  All communications shall be sent to such party’s address as set forth below or at such other address or to such other person as the party shall have furnished to each other party in writing in accordance with this provision:

If to Fusion, to them at the following address:

Fusion Acquisition LLC

c/o Kohlberg Kravis Roberts & Co. L.P.

9 West 57th Street

New York, New York 10019

Attn:  Alexander Navab

with a copy to:

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, New York 10017

Attn:  Gary Horowitz, Esq.

If to the DLJMB Funds, to them at the following address:

c/o DLJ Merchant Banking III, Inc.
Eleven Madison Avenue
New York, NY 10010
Attention:  Thompson Dean

with a copy to:

Weil, Gotshal & Manges LLP
767 Fifth Avenue
New York, New York 10153
Attention:  Douglas P. Warner, Esq.

If to the Company, to the Company at the following address:

Jostens Holding Corp.
c/o Jostens, Inc.
5501 Norman Center Drive
Minneapolis, MN 55437
Attention:  General Counsel

with a copy to:

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, New York 10017

Attn:  Gary Horowitz, Esq.

with a copy to:

Weil, Gotshal & Manges LLP
767 Fifth Avenue
New York, New York 10153
Attention:  Douglas P. Warner, Esq.

If to you, to you at the address first set forth above herein;

If to your Management Stockholder’s Estate or Management Stockholder’s Trust, to the address provided to the Company by such entity.

11.         The laws of the State of Delaware shall govern the interpretation, validity and performance of the terms of this Agreement.  In the event of any controversy among the parties hereto arising out of, or relating to, this Agreement which cannot be settled amicably by the parties, such controversy shall be finally, exclusively and conclusively settled by mandatory arbitration conducted expeditiously in accordance with the American Arbitration Association rules, by a single independent arbitrator.  Such arbitration process shall take place within

100 miles of the New York City metropolitan area.  The decision of the arbitrator shall be final and binding upon all parties hereto and shall be rendered pursuant to a written decision, which contains a detailed recital of the arbitrator’s reasoning.  Judgment upon the award rendered may be entered in any court having jurisdiction thereof.  Each party shall bear its own legal fees and expenses, unless otherwise determined by the arbitrator.  Each party hereto hereby irrevocably waives any right that it may have had to bring an action in any court, domestic or foreign, or before any similar domestic or foreign authority with respect to this Agreement.

12.         This Agreement may be executed in counterparts, and by different parties on separate counterparts, each of which shall be deemed an original, but all such counterparts shall together constitute one and the same instrument.

13.         It is the understanding of the undersigned that you are aware that no Proposed Sale is contemplated and that such a sale may never occur.

[Signatures on next page]

If the foregoing accurately sets forth our agreement, please acknowledge your acceptance thereof in the space provided below for that purpose.

Very truly yours,

FUSION ACQUISITION LLC

By:	/s/ Joseph Bae
Name: Joseph Bae
Title: Vice President and Treasurer

DLJ MERCHANT BANKING PARTNERS III, L.P.

By:	/s/ George R. Hornig
Name: George R. Hornig
Title: Managing Director

DLJ OFFSHORE PARTNERS III-1, C.V.

By:	/s/ George R. Hornig
Name: George R. Hornig
Title: Managing Director

DLJ OFFSHORE PARTNERS III-2, C.V.

By:	/s/ George R. Hornig
Name: George R. Hornig
Title: Managing Director

DLJ OFFSHORE PARTNERS III, C.V.

By:	/s/ George R. Hornig
Name: George R. Hornig
Title: Managing Director

DLJ MB PARTNERS III GmbH & Co. KG

	By:	/s/ George R. Hornig
Name: George R. Hornig
Title: Managing Director

MILLENNIUM PARTNERS II, L.P.

	By:	/s/ George R. Hornig
Name: George R. Hornig
Title: Managing Director

MBP III PLAN INVESTORS, L.P.

	By:	/s/ George R. Hornig
Name: George R. Hornig
Title: Managing Director

Accepted and agreed this day of 2004.

/s/ Marc Reisch
Marc Reisch